UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal	001-35033	32-0330122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

 (Address of principal executive offices)

(864) 882-2765

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 26, 2014, Oconee Federal Financial Corp. (the “Company”), its parent company, Oconee Federal, MHC (“Oconee MHC”), and its wholly-owned subsidiary, Oconee Federal Savings and Loan Association (“Oconee Federal”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Stephens Federal Bank, Toccoa, Georgia (“Stephens Federal”).  Pursuant to the Merger Agreement, Oconee MHC will charter an interim bank subsidiary to be known as Oconee Interim Savings Association (“Oconee Interim”), which will be merged with and into Stephens Federal, with Stephens Federal as the surviving entity, and, immediately thereafter, Stephens Federal will be merged with and into Oconee Federal, with Oconee Federal as the surviving entity (such transactions, together, the “Merger”).

Stephens Federal is currently a federally chartered mutual savings association.  Under the terms of the Merger Agreement, Stephens Federal will, subject to regulatory approval, complete a voluntary supervisory conversion to a federally chartered stock savings association immediately prior to the Merger.  Accordingly, no consideration will be paid by Oconee Federal or the Company in connection with the Merger; however, upon completion of the Merger, the Company will issue to Oconee MHC a number of shares of its common stock that is equal to the quotient of (i) the valuation of Stephens Federal as determined by an independent third party, divided by (ii) the average closing price of the Company’s common stock for the 20 consecutive trading days ending on the second trading day preceding the effective date of the Merger.  Following the closing, depositors and, subject to certain restrictions in Oconee Federal’s charter, borrowers of Stephens Federal shall have the same rights and privileges in Oconee Federal as if their deposit or borrowing account had been established at Oconee Federal on the date that such account was established at Stephens Federal, including without limitation for purposes of establishing subscription priority in any future conversion of Oconee MHC to stock form.

The Merger Agreement and the transactions contemplated thereby are subject to the receipt of all regulatory approvals, the completion by Stephens Federal of the voluntary supervisory conversion, a condition that the dollar amount of classified assets, delinquent loans and certain other loans of Stephens Federal not exceed certain limitations, and other customary closing conditions.  The Merger Agreement and the transactions contemplated by the Merger Agreement are not subject to the approval of the members of Stephens Federal or the stockholders of the Company.  Closing of the Merger is expected to occur in the third or fourth quarter of 2014.

The Merger Agreement contains customary representations, warranties of Stephens Federal, the Company, Oconee MHC and Oconee Federal regarding, among other things, corporate organization, capitalization, authority, regulatory matters, financial statements, legal proceedings, compliance with law and approvals. These representations and warranties were made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger, (c) in certain circumstances are subject to a materiality standard, which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts.

The Merger Agreement contains customary covenants of Stephens Federal, the Company, Oconee MHC and Oconee Federal.  Among other things Stephens Federal has agreed not to, (i) solicit proposals relating to alternative business combination transactions or (ii) participate in any discussions concerning, or to provide information in connection with, any proposals for alternative business combination transactions, unless directed in writing to do so by its primary federal regulator.

The Merger Agreement contains certain termination rights for each of the parties and provides that, upon termination of the Merger Agreement under specified circumstances, each party will be required to pay the other party a termination fee of $250,000 plus the other party’s reasonable out-of-pocket expenses incurred in connection with entering into the Merger Agreement or carrying out any actions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01                                           Other Events

On February 27, 2014, the Company and Stephens Federal issued a joint press release announcing the execution of the Merger Agreement.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may include: management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, stockholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  The Company does not assume any duty and do not undertake to update forward-looking statements.  Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that the Company anticipated in its forward-looking statements and future results could differ materially from historical performance.  Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, the Company’s or Stephens Federal’s respective businesses may not perform as expected due to transaction-related uncertainty, disruption in business during the pendency of the transaction or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of customers to the transaction; and diversion of management time on merger-related issues.

Item 9.01.                                        Financial Statements and Exhibits

(a)                                 Financial statements of businesses acquired.  Not Applicable.

(b)                                 Pro forma financial information.  Not Applicable.

(c)                                  Shell company transactions.  Not applicable.

(d)                                 Exhibits:

Exhibit 2.1	Agreement and Plan of Merger, dated February 26, 2014, by and among Oconee Federal, MHC, Oconee Federal Financial Corp., Oconee Federal Savings and Loan Association and Stephens Federal Bank.

Exhibit 99.1	Joint press release dated February 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: February 27, 2014	By:	/s/ Curtis T. Evatt
Curtis T. Evatt
President
(Duly Authorized Representative)